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                                                                    Exhibit 10.3

                                 PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

No._________________                                         US $750,000.00

                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.

                       9.0% SERIES A CONVERTIBLE PREFERRED
                      PROMISSORY NOTE DUE OCTOBER 31,2001

         THIS PROMISSORY NOTE is one of a duly authorized issue of Promissory Notes of Floridino's International Holdings, Inc., a corporation duly organized and existing under the laws of Florida (the "Company") designated as its Series A Convertible Preferred Promissory Note Due October 31, 2001, in an aggregate principal face amount not exceeding Seven Hundred Fifty Thousand Dollars (U.S. $750,000.00).

         FOR VALUE RECEIVED, the Company promises to pay to the registered holder of this note and its successors and assigns (the "Holder"), the principal face sum of Seven Hundred Fifty Thousand ($750,000.00) on October 31, 2001 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 9.0% per annum due and payable semi-annually pursuant to paragraph 4(b) herein. Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Promissory Note (or one or more predecessor Promissory Notes) is registered on the records of the Company regarding registration and transfers of the Promissory Notes (the "Promissory Note Register"); provided, however, that the Company's obligation to a transferee of this Promissory Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Securities Subscription Agreement dated as of October 1, 1999 between the Company and the Holder (the "Subscription Agreement"). The principal of, and interest (with the exception of the prepaid interest set forth in Section 4(b) herein) on, this Promissory Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Promissory Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this Promissory Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Promissory Note no later than the

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tenth (10th) day prior to the Maturity Date by check or on the Maturity Date by wire transfer and addressed to such Holder at the last address appearing on the Promissory Note Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Promissory Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. Interest shall be payable in cash pursuant to paragraph 4(b) herein.

         This Promissory Note is subject to the following additional provisions:

         1. The Promissory Notes are issuable in denominations of Fifty Thousand ($50,000.00) Dollars. Each issuance shall be made in separate and equal parcels to the respective individual holders. No service charge will be made for the registration or transfer or exchange, except that transferee shall pay any tax or other governmental charges payable in connection therewith.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Promissory Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

         3. This Promissory Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Promissory Note, the Company and any agent of the Company may treat the person in whose name this Promissory Note is duly registered on the Company's Promissory Note Register as the owner hereof for the purpose of receiving payments as herein provided and for all other purposes, whether or not this Promissory Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

         4. (a) The Holder of this Promissory Note shall be entitled to convert the outstanding principal balance of the Note into shares of the Company's common stock ("Common Stock") as follows: after one (1) year from the issuance date, at a conversion price for each share of Common Stock equal to the average closing bid price for the five consecutive trading days prior to the date of conversion, discounted by forty (40%) percent, as reported by the Over The Counter Bulletin Board ("OTC") (the "Conversion Price"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. If such approval is not received within 30 days then Company shall be required to redeem the Promissory Note pursuant to paragraph 4(c) herein. Such conversion shall be effectuated by surrendering the Promissory Notes to be converted (with a copy, by facsimile or courier, to the Company) to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this promissory Note evidencing such Holder's intention to convert this Promissory Note or a specified

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portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The transferee or issuee shall execute such investment representations or other documents as are respectively required by counsel in order to ascertain the available registration exemption. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Promissory Note, with the assignment and conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if the Promissory Note is received by the Company within five (5) business days thereafter. The transferee or issuee shall execute such investment representations or other documents as are reasonably required by counsel in order to ascertain the available registration exemption.

         (b) Interest at the rate of 9.0% per annum shall be payable semi-annually. Upon maturity, in the event this Promissory Note has not been converted in full, to the extent it is unconverted, any outstanding principal balance and accrued interest shall automatically convert as if Notice of Conversion had been received on the date of maturity in accordance with paragraph 4(a) herein.

         5. No provision of this Promissory Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Promissory Note at the time, place, and rate, and in the coin currency, herein prescribed.

         6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         7. If one or more of the following describe "Events of Default" shall occur and continue for 30 days unless a different time frame is noted below:

         (a) The Company shall default in the payment of principal or interest on this Promissory Note; or

         (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Promissory Note or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

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         (c)      The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Promissory Note and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

         (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

         (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty
                  (30) days after such appointment; or

         (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

         (g) Any money judgment, writ or warrant of attachment, or similar process, in excess of the aggregate sum of the note shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

         (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixth (60) days; or

         (i) The Company shall have its Common Stock delisted from the over-the-counter market; or

         (j) The Company shall not deliver the Common Stock pursuant to paragraph 4(a) herein without restrictive legend within 3 business days of the date delivery is required hereunder; or

         (k) The Company does not bring current its financial disclosure and filings with the S.E.C. within ninety (90) days of the date of this note; or

         (1) The Company does not deliver to the Holder proof of payment of all outstanding fees of the Company's accountants and consultants, BDO

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                  Seldman, LLP, for the preparation of the appropriate S.E.C.
                  filings which shall bring the Company current; or

         (m) The Company, at any time, utilizes the funds provided by the Holder of this Notes for any reason or purpose other than the operation or the legitimate business purposes of the Company.

         Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Promissory Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         8. This Promissory Note represents a secured obligation of the Company and only the Company pursuant to paragraph 9(b) herein. However, no recourse shall be had for the payment of the principal of, or the interest on, this Promissory Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         9. The Holder of this Promissory Note, by acceptance hereof, agrees that this Promissory Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Promissory Note or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities. Holder further acknowledges that the securities issued or to be issued under this transaction are not registered securities and are subject to restriction on transferability as set forth by Rule 144 of the Securities Act of 1934.

         10. In case any provision of this Promissory Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Promissory Note will not in any way be affected or impaired thereby.

         11. This Promissory Note and the agreements referred to in this Promissory Note constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Promissory Note nor any term

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hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         12. This Promissory Note shall be governed by and construed in accordance with the laws of New York. Holder hereby waives trial by jury and consents to exclusive jurisdiction and venue in the State of New York.

         13. As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within seven business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any part receiving a Promissory Note by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:  __________________

                                        FLORIDINO'S INTERNATIONAL HOLDINGS, INC.

                                        By: ________________________

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                                   EXHIBIT A

                              NOTICE OF CONVERSION

                   (To be Executed by the Registered Holder in
                        Order to Convert the Debenture)

         The undersigned hereby irrevocably elects to convert the above Debenture No. ______________________________ into Shares of Common Stock of Headstrong Group Inc. (the "Company") according to the conditions hereof, as of the date written below.

                                                   _____________________________
                                                   Date of Conversion

                                                   _____________________________
                                                   Applicable Conversion Price

                                                   _____________________________
                                                   Signature

                                                   Address:

This original Debenture and Notice of Conversion must be received by the Company by the third business day following the Date of Conversion.